Exhibit 10.1

EXECUTION VERSION

SALLY HOLDINGS LLC

SALLY CAPITAL INC.

$750,000,000

6 7/8% Senior Notes due 2019

PURCHASE AGREEMENT

Dated November 3, 2011

PURCHASE AGREEMENT

November 3, 2011

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park
New York, New York 10036

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Wells Fargo Securities, LLC

One Wells Fargo Center

301 South College Street

Charlotte, North Carolina 28202

Ladies and Gentlemen:

Sally Holdings LLC, a Delaware limited liability company (the “Company”), and Sally Capital Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), propose, subject to the terms and conditions stated herein, to issue and sell to the initial purchasers named in Schedule I hereto (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in such Schedule I of $750,000,000 aggregate principal amount of the Issuers’ 6 7/8% Senior Notes due 2019 (the “Notes”).  Merrill, Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) has agreed to act as the representative of the several Initial Purchasers (the “Representative”) in connection with the offering and sale of the Notes.

The Securities (as defined below) will be issued pursuant to an indenture, to be dated as of November 8, 2011 (the “Indenture”), among the Issuers, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”).  The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depository”), pursuant to a blanket letter of representations, to be dated on or before the Closing Date (as defined in Section 2 hereof) (the “DTC Agreement”), between the Issuers and the Depository.

The holders of the Securities will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date (as defined below) (the “Registration Rights Agreement”), among the Issuers, the Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Guarantors will be required to file with the Commission (as defined below), under the circumstances set forth therein, (i) a registration statement under the Securities Act (as defined below) relating to another series of debt securities of the Issuers with terms substantially identical to the Notes (the “Exchange Notes”) to be offered in exchange for the Securities (the “Exchange Offer”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes.

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally, by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Issuers formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”).  The Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities”; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the “Exchange Securities.”

As described in the Pricing Disclosure Package and the Final Offering Memorandum (each as defined below), the net proceeds from the issuance and sale of the Securities shall be used to redeem $430.0 million aggregate principal amount of the Issuers’ outstanding 9.25% Senior Notes due 2014 (the “2014 Notes”), plus accrued and unpaid interest to, but not including, the redemption date for the 2014 Notes, and to pay fees and expenses incurred in connection with the issuance and sale of the Notes and the redemption of the 2014 Notes.

This Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities, and the Indenture are referred to herein as the “Transaction Documents.”

The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Pricing Disclosure Package and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) on the terms set forth in the Pricing Disclosure Package (the first time when sales of the Securities are made is referred to as the “Time of Sale”).  The Securities are to be offered and sold through the Initial Purchasers without being registered with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (as amended, the “Securities Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom.  Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available

(including the exemptions afforded by Rule 144A under the Securities Act (“Rule 144A”) or Regulation S under the Securities Act (“Regulation S”)).

The Issuers have prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated November 3, 2011 (the “Preliminary Offering Memorandum”), and have prepared and delivered to each Initial Purchaser copies of a Pricing Supplement, dated November 3, 2011 (the “Pricing Supplement”), describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities.  The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the “Pricing Disclosure Package.”  Promptly after this Agreement is executed and delivered, the Issuers will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Offering Memorandum”).

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Offering Memorandum.

SECTION 1.           Representations and Warranties.  Each of the Issuers and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Initial Purchasers that, as of the date hereof and as of the Closing Date (references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(a)           No Registration Required.  Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(b)           No Integration of Offerings or General Solicitation.  None of Sally Beauty Holdings, Inc. (the “Parent”), the Issuers, their affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on their or any of their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.  None of the Parent, the Issuers, their Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.  With respect to those Securities sold in reliance upon Regulation S, (i) none of the Parent, the Issuers, their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Parent, the Issuers and their Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

(c)           Eligibility for Resale under Rule 144A.  The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(d)           The Pricing Disclosure Package and Offering Memorandum.  Neither the Pricing Disclosure Package, as of the Time of Sale, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 3(a), as applicable) as of the Closing Date, includes or will include any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished in writing to the Issuers by any Initial Purchaser through the Representative expressly for use therein.  The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A.  Each of the Issuers and the Guarantors has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Pricing Disclosure Package and the Final Offering Memorandum.

(e)           Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act.  The Parent’s Form 10-K for the year ended September 30, 2010, the Parent’s Form 10-Qs for the quarters ended December 31, 2010, March 31, 2011 and June 30, 2011 and the Parent’s Form 8-Ks since September 30, 2010 (the “Parent SEC Filings”) at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the Exchange Act.  Each such Parent SEC Filing, when taken together with the Pricing Disclosure

Package, did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)            Company Additional Written Communications.  None of the Parent, the Issuers, the Guarantors or any of their subsidiaries has prepared, made, used, authorized, approved or distributed or will prepare, make, use, authorize or distribute any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package, (ii) the Final Offering Memorandum and (iii) any electronic or written road show presentation or other written communications, in each case used in accordance with Section 3(a).  Each such communication by the Issuers and the Guarantors or their agents and representatives pursuant to clause (iii) of the preceding sentence (each, a “Company Additional Written Communication”), when taken together with the Pricing Disclosure Package, does not conflict with the information contained in the Preliminary Offering Memorandum and the Final Offering Memorandum, and did not as of the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions from each such Company Additional Written Communication made in reliance upon and in conformity with information furnished in writing to the Issuers by any Initial Purchaser through the Representative expressly for use in any Company Additional Written Communication.  In addition, the Parent, the Issuers and the Guarantors have not made and will not make any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Securities Act with the Commission, would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, without the prior written consent of the Initial Purchasers.

(g)           No Material Adverse Change.  (i) The Parent, the Issuers and their consolidated subsidiaries, taken together as a whole, have not sustained since the date of the latest audited financial statements included in the Preliminary Offering Memorandum any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Preliminary Offering Memorandum; and (ii) since the respective dates as of which information is given in the Preliminary Offering Memorandum, there has not been any material change in the capital stock or long-term debt of the Parent and its consolidated subsidiaries, taken together as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent, the Issuers and their subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Preliminary Offering Memorandum.

(h)           Title to Properties.  The Parent, the Issuers and their subsidiaries collectively have good title in fee simple to, or have valid rights to lease or otherwise use, all items of real property, and title to, or valid rights to lease or otherwise use, all personal property, which are material to the business of the Parent, the Issuers and their subsidiaries, taken as a whole (collectively, the “Business”), free and clear of all liens, encumbrances, claims and title defects (collectively, “Liens”) that would reasonably be expected to have a material adverse effect on the financial position, stockholders’ equity or results of operations of the Parent, the Issuers and their subsidiaries, taken as a whole (a “Material Adverse Effect”), other than Liens securing or otherwise permitted by indebtedness described in the Preliminary Offering Memorandum, and except as do not materially interfere with the use of such properties.

(i)            Incorporation and Good Standing of the Parent, the Issuers and Guarantors.  Each of the Parent, the Issuers and the Guarantors has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, and has corporate, partnership or limited liability company, as applicable, power and authority to own its properties and conduct its business as described in the Preliminary Offering Memorandum and the Final Offering Memorandum and to enter into and perform its obligations under each of the Transaction Documents to which it is a party.  Each of the Parent, the Issuers and the Guarantors has been duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, for the transaction of business and is in good standing or equivalent status (if applicable) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so organized or to be so qualified or have such corporate or other power or authority would not reasonably be expected to have a Material Adverse Effect; each of the Company’s subsidiaries is listed on Schedule II hereto.

(j)            Capitalization.  All of the issued shares of capital stock of the Parent have been duly and validly authorized and issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Parent were issued in violation of the preemptive or other similar rights of any securityholder of the Parent; all of the issued shares of capital stock of each of the Company and the Co-Issuer have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Parent; none of the outstanding shares of capital stock of the Company and the Co-Issuer were issued in violation of the preemptive or other similar rights of any securityholder of the Company and the Co-Issuer; all of the issued shares of capital stock of each of the Guarantors that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and, to the extent that a Guarantor is a partnership or a limited liability company, all of the issued equity interests of each such Guarantor have been duly and validly authorized and issued and, in each case, except as otherwise set forth in the Preliminary Offering Memorandum, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than Liens granted under or otherwise permitted by indebtedness described in the Preliminary Offering Memorandum, as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part).

(k)           The Purchase Agreement.  Each of the Parent, the Issuers and the Guarantors has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly authorized, executed and delivered by the Parent and each of the Issuers and the Guarantors.

(l)            The Registration Rights Agreement.  The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and will constitute a valid and binding agreement of, each of the Issuers and Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable law.

(m)          Authorization of the Notes, the Guarantees and the Exchange Notes.  The Notes to be purchased by the Initial Purchasers from the Issuers will on the Closing Date be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Issuers and, when authenticated by the Trustee in the manner provided for in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of each of the Issuers, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.  The Exchange Notes have been duly and validly authorized for issuance by each of the Issuers and, when issued and authenticated by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.  The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes when issued will be in the respective forms contemplated by the Indenture and have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated by the Trustee in the manner provided for in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors; and, when the Exchange Notes have been authenticated by the Trustee in the manner provided for in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

(n)           Authorization of the Indenture.  The Indenture has been duly authorized by each of the Issuers and the Guarantors and, at the Closing Date, will have been duly executed and delivered by each of the Issuers and the Guarantors and (assuming the due authorization, execution and delivery by the Trustee) will constitute a valid and binding agreement of each of the Issuers and the Guarantors, enforceable against each of the Issuers and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(o)           Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required.  The compliance by the Issuers and the Guarantors with the Transaction Documents and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Parent, the Issuers or the Guarantors is a party or by which any of the Parent, the Issuers or the Guarantors is bound or to which any of the property or assets of the Parent, the Issuers or the Guarantors is subject, (ii) violate any provision of the certificate of incorporation or by-laws, or other organizational documents, as applicable, of the Parent, the Issuers or any of the Guarantors or (iii) violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent, either of the Issuers or any of the Guarantors or any of their properties; except, in the case of clauses (i) and (iii), as would not reasonably be expected to have a Material Adverse Effect, in the case of each such clause, after giving effect to any consents, approvals, authorizations, orders, registrations, qualifications, waivers and amendments as will have been obtained or made as of the date of this Agreement; and, assuming the accuracy of the representations and warranties of the Initial Purchasers hereunder, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Issuers and the Guarantors of their respective obligations under the Transaction Documents, including the issuance and delivery of the Securities or the Exchange Securities, or consummation by the Issuers and the Guarantors of the transactions contemplated by this Agreement, except (x) the registration under the Securities Act of the Exchange Securities, (y) such consents, approvals, authorizations, registrations or qualifications as may be required under foreign or state securities or Blue Sky laws, and (z) where the failure to obtain or make any such consent, approval, authorization, order, registration or qualification would not reasonably be expected to have a Material Adverse Effect.

None of the Parent, the Issuers or the Guarantors is (i) in violation of its certificate of incorporation or by-laws (or other organizational document, as applicable) or (ii) in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for any violation or default that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(p)           No Material Actions or Proceedings.  Other than as set forth in the Preliminary Offering Memorandum and the Final Offering Memorandum, there are no legal or governmental proceedings pending to which the Issuers or, to the knowledge of each of the Issuers, any of their respective subsidiaries is a party or of which any property of the Issuers or, to the knowledge of the Issuers and the Guarantors, any of their respective subsidiaries is the subject which would, individually or in the aggregate, reasonably be expected to have a Material

Adverse Effect; and, to the knowledge of the Issuers and the Guarantors, no such proceedings are threatened by governmental authorities or by others.

(q)           Description of the Transaction Documents.  The Transaction Documents will confirm in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

(r)            Regulation T, U, X.  Neither the Parent, the Issuers nor any Guarantor nor any of their respective subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(s)           Issuers and Guarantors Not an “Investment Company”.  None of the Parent, the Issuers or any of the Guarantors is, or after giving effect to the offering and sale of the Securities will be, an “investment company,” as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(t)            Preparation of the Financial Statements.  The consolidated historical financial statements of the Company incorporated by reference into the Offering Memorandum present fairly in all material respects the financial position of the Company and its consolidated subsidiaries, as of the dates indicated, and the results of its and their operations and the changes in its and their shareholders’ equity and cash flows for the periods specified (subject to the omission of footnotes and normal year end audit and other adjustments, as to any unaudited financial statements of the Company); such consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis, subject to the limitations set out in the notes to the respective financial statements of the Company included in the Offering Memorandum.  The consolidated historical financial statements of the Parent included in the Parent SEC Filings present fairly in all material respects the financial position of the Parent and its consolidated subsidiaries, as of the dates indicated, and the results of its and their operations and the changes in its and their shareholders’ equity and cash flows for the periods specified (subject to the omission of footnotes and normal year end audit and other adjustments, as to any unaudited financial statements of the Parent); such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis, subject to the limitations set out in the notes to the financial statements of the Parent.

(u)           Solvency.  Each of the Parent, the Issuers and the Guarantors is, and immediately after the Closing Date will be, Solvent.  As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(v)                                 Independent Accountants.  KPMG LLP, who has audited certain consolidated financial statements of the Company and its consolidated subsidiaries incorporated by reference into the Offering Memorandum, has advised the Company that they are independent public accountants with respect to the Company as required by the Securities Act and the rules and regulations of the Commission thereunder, the Exchange Act and the Public Accounting Oversight Board.  KPMG LLP, who has audited certain consolidated financial statements of the Parent and its consolidated subsidiaries, has advised the Parent that they are independent public accountants with respect to the Parent as required by the Securities Act and the rules and regulations of the Commission thereunder, the Exchange Act and the Public Accounting Oversight Board.

(w)                               Accounting Systems.  The Parent and the Company each maintain a system of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management’s general or specific authorizations; transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; access to assets is permitted only in accordance with management’s general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x)                                   Internal Controls.  Since the date of the latest audited financial statements incorporated by reference into the Offering Memorandum, to the knowledge of the Issuers and the Guarantors, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or would reasonably be expected to materially adversely affect, the Company’s internal control over financial reporting.

(y)                                 Disclosure Controls and Procedures.  The Parent and the Company each maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Parent, the Company and their respective subsidiaries is made known to the Parent’s and the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(z)                                   All Necessary Permits, etc.  The Parent and its subsidiaries collectively possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all federal, state and other governmental authorities, presently required or necessary to own or lease, as the case may be, and to operate their properties and to carry on the business as set forth in the Offering Memorandum (“Permits”), except where the failure to possess, make or obtain such Permits (by possession, declaration or filing) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa)                            Compliance with Labor Laws.  There is no strike or labor dispute, slowdown or work stoppage with the employees of the Parent or any of its subsidiaries that is pending or, to the knowledge of the Issuers and the Guarantors, threatened, except as would not reasonably be expected to have a Material Adverse Effect.

(bb)                          Compliance with and Liability Under Environmental Laws.  Except as disclosed in the Offering Memorandum, there is no claim pending or, to the knowledge of the Issuers and the Guarantors, threatened under any Environmental Law (as defined below) against the Parent, the Issuers or their subsidiaries that would reasonably be expected to have a Material Adverse Effect.  The term “Environmental Law” means any federal, local or foreign law, regulation, ordinance, order, judgment decree, permit or rule (including rule of common law) now in effect governing pollution, or actual or alleged exposure to, hazardous or toxic materials, substances or wastes, including but not limited to, asbestos or asbestos-containing materials.

(cc)                            Insurance.  The Parent, the Company and their respective subsidiaries collectively carry insurance (including self-insurance, if any) in such amounts and covering such risks as in the Parent’s and the Company’s reasonable determination is adequate for the conduct of the business and the value of its properties, except where the failure to carry such insurance would not reasonably be expected to have a Material Adverse Effect.

(dd)                          Intellectual Property Rights.  The Parent, the Issuers and their respective subsidiaries collectively own, or have the legal right to use, all United States patents, patent applications, trademarks, trademark applications, trade names, copyrights, technology, know-how and processes necessary for them to conduct the business as currently conducted (the “Intellectual Property”), except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect.   Except as disclosed in the Offering Memorandum, no claim has been asserted and is pending by any person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the Issuers know of any such claim, and, to the knowledge of the Issuers and the Guarantors, the use of such Intellectual Property by the Parent, the Company and their respective subsidiaries does not infringe on the rights of any person, except for such claims and infringements which in the aggregate, would not be reasonably expected to have a Material Adverse Effect;

(ee)                            Tax Law Compliance.  Each of the Parent, the Issuers and the Guarantors has filed or caused to be filed all United States federal income tax returns and all other material tax returns which are required to be filed and has paid (a) all taxes shown to be due and payable on such returns and (b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not reasonably be expected to have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of the Parent, the Issuers or the Guarantors, as applicable).  No tax lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge, against any of the Parent, the Issuers or the Guarantors, or to the knowledge of the Issuers and the Guarantors, any of their subsidiaries, except for liens or charges that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(ff)                                No Unlawful Contributions or Other Payments.  Neither the Parent, the Issuers nor, to the knowledge of the Issuers and the Guarantors, any of the Issuers’ subsidiaries or any director, officer or employee acting on behalf of the Parent, the Issuers or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the Bribery Act 2010 of the United Kingdom or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(gg)                          No Conflict with Money Laundering Laws.  The operations of the Parent, the Issuers and, to the knowledge of the Issuers and the Guarantors, the operations of Issuers’ subsidiaries are and have been conducted at all times in all material respects in compliance with applicable financial record-keeping and reporting requirements of the anti-money laundering laws and regulations of the United States and any related or similar statutes (including, without limitation, the U.S. PATRIOT Act of 2001), rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent, the Company or any of their subsidiaries with respect to the Money Laundering Laws is, to the knowledge of the Issuers and the Guarantors, pending or threatened.

(hh)                          No Conflict with Sanctions Laws.  Neither the Parent, the Issuers nor, to the knowledge of the Issuers and the Guarantors, the Issuers’ subsidiaries, or any of their respective directors, officers or employees, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”).

(ii)                                  Consolidated Net Sales and EBITDA.  There are no states in the United States in which the Company generated in excess of 7.5% of its consolidated net sales in the nine months ended June 30, 2011 other than California, Florida and Texas.  In addition, the Guarantors organized in Wisconsin, New Hampshire, Florida and Arkansas collectively contributed no more than 5% of the Company’s consolidated sales and EBITDA during the nine months ended June 30, 2011.

(jj)                                  Regulation S.  The Parent, the Issuers, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902.  The Company is a “reporting issuer” as defined in Rule 902 under the Securities Act.

SECTION 2.                                Purchase, Sale and Delivery of the Securities.

(a)                                  The Securities.  Each of the Issuers and the Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Securities, and subject to the conditions set forth herein, the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule I hereto, at a purchase price of 98.5% of the principal amount thereof payable on the Closing Date, in each case, on the basis of the representations, warranties and agreements herein contained, and upon the terms herein set forth.

(b)                                 The Closing Date.  Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004 (or such other place as may be agreed to by the Company and the Representative) at 10:00 a.m., New York City time, on November 8, 2011, or such other time and date as the Representative shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”).  The Issuers hereby acknowledge that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Issuers or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 9 hereof.

(c)                                  Delivery of the Notes.  The Issuers shall deliver, or cause to be delivered, to the Representative for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor.  The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representative may designate.  Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

(d)                                 Initial Purchasers as Qualified Institutional Buyers.  Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers that:

(i)  it will offer and sell Securities only to (a) persons who it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A (“Qualified Institutional Buyers”) in transactions meeting the requirements of Rule 144A or (b) upon the terms and conditions set forth in Annex I to this Agreement;

(ii)  it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and

(iii)  it will not offer or sell Securities by, any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

SECTION 3.                                Additional Covenants.  Each of the Issuers and the Guarantors, jointly and severally, further covenants and agrees with each Initial Purchaser as follows:

(a)                                  Preparation of Final Offering Memorandum; Initial Purchasers’ Review of Proposed Amendments and Supplements and Company Additional Written Communications.  As promptly as practicable following the Time of Sale and in any event not later than the second business day following the date hereof, the Issuers will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement.  The Issuers will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement.  The Issuers will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement.  Before making, preparing, using, authorizing, approving or distributing any Company Additional Written Communication, the Issuers will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

(b)                                 Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters.  If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers and the Guarantors will immediately notify the Initial Purchasers thereof and forthwith prepare and (subject to Section 3(a) hereof) furnish to the Initial Purchasers such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law.  If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Issuers and the Guarantors agree to promptly prepare (subject to Section 3(a) hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Securities, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding, if, in the judgment of the Representative, the Initial Purchasers or any of their affiliates (as such term is defined in the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, the Securities, the Issuers and the Guarantors agree to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

(c)                                  Copies of the Offering Memorandum.  The Issuers agree to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall reasonably request.

(d)                                 Blue Sky Compliance.  Each of the Issuers and the Guarantors shall promptly from time to time take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Issuers and the Guarantors shall not be required for any such purpose to (1) qualify as a foreign corporation, limited partnership or limited liability company, as applicable, in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d), (2) consent, or take any action that would subject them to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation, by-laws or other organizational document, or any agreement between it and any of its equityholders.

(e)                                  Use of Proceeds.  The Issuers shall apply the net proceeds from the sale of the Securities sold by them in the manner described under the caption “Use of Proceeds” in the Pricing Disclosure Package.

(f)                                    The Depository.  The Issuers will use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(g)                                 Additional Issuer Information.  Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.  Subject to the last sentence in Section 3(i) below, additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Issuers shall furnish, at their expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information (“Additional Issuer Information”) satisfying the requirements of Rule 144A(d).

(h)                                 Agreement Not To Offer or Sell Additional Securities.  During the period of 30 days following the date hereof, Sally Beauty Holdings, Inc., the Issuers and their subsidiaries will not, without the prior written consent of Merrill Lynch (which consent may be withheld at the sole discretion of Merrill Lynch), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of Sally Beauty Holdings, Inc., either of the Issuers or any of their subsidiaries or securities exchangeable for or convertible into debt securities of Sally Beauty Holdings, Inc., either of the Issuers or any of their subsidiaries (other than as contemplated by this Agreement and to register the Exchange Securities).

(i)                                     Future Reports to the Initial Purchasers.  At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Company will furnish to the Representative and, upon request, to each of the other Initial Purchasers:  (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the Financial Industry Regulatory Authority (“FINRA”) or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission’s rules and regulations under Section 13 or 15 of the Exchange Act.  Notwithstanding the foregoing, the Company will be deemed to have satisfied the requirements of this Section 3(i) and Section 3(g) if any parent company of the Company files and provides reports, documents and information of the types otherwise so required, in each case within the applicable time periods, and the Company is not required to file such reports, documents and information separately under the applicable rules and regulations of the Commission (after giving effect to any exemptive relief) because of the filings of such parent.

(j)                                     No Integration.  The Issuers agree that they will not and will cause their respective Affiliates not to make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k)                                  No General Solicitation or Directed Selling Efforts.  The Issuers agree that they will not and will not permit any of their respective Affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no covenant is given) to (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S, and the

Issuers will and will cause all such persons to comply with the offering restrictions requirement of Regulation S with respect to the Securities.

(l)                                     No Restricted Resales.  The Issuers will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by any of them.

(m)                               Legended Securities.  Each certificate for a Note will bear substantially the same legend contained in “Notice to Investors” in the Preliminary Offering Memorandum for the time period and upon the other terms stated in the Preliminary Offering Memorandum.

Merrill Lynch on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by any of the Issuers or Guarantors of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4.                                Payment of Expenses.  Each of the Issuers and the Guarantors covenants and agrees with the several Initial Purchasers that the Issuers and Guarantors will, jointly and severally, pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Issuers’ and the Guarantors’ counsel and the Issuers’ and Guarantors’ accountants and all other expenses in connection with the preparation, printing and reproduction of the Pricing Disclosure Package and the Final Offering Memorandum and amendments and supplements thereto and the mailing and delivering of copies thereof to the Initial Purchasers, (ii) the cost of printing this Agreement, the Blue Sky Memorandum, the other Transaction Documents, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities, (iii) up to $5,000 in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 3(d) hereof, including the fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky Memorandum, (iv) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies, (viii) the filing fees incident to, and the fees and disbursements of counsel for the Initial Purchasers in connection with, any required review by FINRA of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Guarantors in connection with approval of the Securities by the Depositary for “book-entry” transfer, (x) the costs and expenses of the Issuers and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Issuers and the Guarantors and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, and (xi) all other costs and expenses incident to the performance of the obligations of the Issuers and the Guarantors hereunder which are not otherwise specifically provided for in this Section.

Except as provided in this Section and Sections 6 and 8 hereof, the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel, and any advertising expenses connected with any offers they may make.

SECTION 5.                                Conditions of the Obligations of the Initial Purchasers.  The obligations of the Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantors set forth in Section 1 hereof are as of the date hereof, and as of the Closing Date, true and correct as though then made, the condition that the Issuers and the Guarantors shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                  Opinion of Counsel for the Initial Purchasers.  Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Initial Purchasers, shall have furnished to the Representative such written opinion or opinions, dated as of the Closing Date, in form and substance satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(b)                                 Opinions of Counsel for the Company.  (i) Alston & Bird LLP, counsel for the Issuers, shall have furnished to the Representative its written opinion and negative assurance letter (forms of such opinion and negative assurance letter are attached as Annexes II(a) and II(b) hereto, and (ii) Matthew Haltom, Esq., Deputy General Counsel of the Issuers, shall have furnished to the Representative his written opinion (a form of such opinion is attached as Annex II(c) hereto), each dated as of the Closing Date.

(c)                                  Opinions of Counsel for the Guarantors. Alston & Bird LLP, counsel for the Guarantors organized in Delaware, California and Texas, shall have furnished to the Representative its written opinion, dated as of the Closing Date, the form of which is attached as Annex II(a) hereto.

(d)                                 Accountants’ Comfort Letter.  On the date hereof and on the Closing Date, KPMG LLP shall have furnished to the Representative a “comfort” letter or “comfort” letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representative and in accordance with professional auditing standards.

(e)                                  No Material Adverse Change.  (i) The Parent, the Issuers and their consolidated subsidiaries, taken together as a whole, have not sustained since the date of the latest audited financial statements included in the Preliminary Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Offering Memorandum; (ii) since the respective dates as of which information is given in the Preliminary Offering Memorandum, there shall not have been any change in the capital stock or long-term debt of the Parent and its subsidiaries, taken as a whole, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Parent and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Preliminary Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Securities on the terms and in the manner contemplated in the Preliminary Offering Memorandum.

(f)                                    No Ratings Agency Change.  On or after the Time of Sale, (i) no downgrading shall have occurred in the rating accorded any debt of the Parent or any of its subsidiaries by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 3(a)(62) under the Securities Act, and (ii) no such organization shall publicly announce that it has under surveillance or review, with possible negative implications, its rating of any debt of the Parent or any of its subsidiaries.

(g)                                 No Disruptions or Crises.  From the date hereof and on or prior to the Closing Date, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the “Exchange”); (ii) a suspension or material limitation in trading in the Parent’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package.

(h)                                 Officers’ Certificate.  The Issuers and the Guarantors shall have furnished or caused to be furnished to the Representative on the Closing Date certificates of officers of the Issuers and the Guarantors, satisfactory to the Representative as to the accuracy of the representations and warranties of the Issuers and the Guarantors, herein at and as of the Closing Date, as to the performance by the Issuers and the Guarantors of all of their obligations hereunder to be performed at or prior to such Closing Date and as to such other matters as the Representative may reasonably request.

(i)                                     Indenture; Registration Rights Agreement.  The Issuers and the Guarantors shall have executed and delivered the Indenture to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, and the Initial Purchasers shall have received executed copies thereof.  The Issuers and the Guarantors shall have executed and delivered the Registration Rights Agreement to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, and the Initial Purchasers shall have received such executed counterparts.

(j)                                     Delivery of Final Offering Memorandum.  The Issuers shall have complied with the provisions of Section 3(a) hereof with respect to delivery of the Final Offering Memorandum to the Initial Purchasers not later than the second business day following the date of this Agreement.

(k)                                  Additional Documents.  On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6 and 8 hereof shall at all times be effective and shall survive such termination.

SECTION 6.                                Reimbursement of Initial Purchasers’ Expenses.  If this Agreement shall be terminated pursuant to Section 9 hereof, none of the Issuers shall then be under any liability to any Initial Purchaser except as provided in Sections 4 and 8 hereof; but, if for any other reason any Securities are not delivered by or on behalf of the Issuers and the Guarantors as provided herein, the Issuers and the Guarantors will, jointly and severally, reimburse the Initial Purchasers through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Initial Purchasers in making preparations for the purchase, sale and delivery of the Securities not so delivered, but none of the Issuers and the Guarantors shall then be under any further liability to any Initial Purchaser except as provided in Sections 4 and 8 hereof.

SECTION 7.                                Offer, Sale and Resale Procedures.  Each of the Initial Purchasers, on the one hand, and each of the Issuers and Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

(a)                                  Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made.  Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

(b)                                 No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

(c)                                  Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Notes) shall bear substantially the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE

“SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, THAT THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO SALLY HOLDINGS LLC (THE “ISSUER”) OR ANY OF ITS SUBSIDIARIES, (II) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A) IN ACCORDANCE WITH RULE 144A, (III) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (IV) TO AN INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THE FOREGOING LEGEND MAY BE REMOVED FROM THIS NOTE ONLY WITH THE CONSENT OF THE ISSUER.”

Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8.                                Indemnification and Contribution.

(a)                                  Indemnification of the Initial Purchasers.  Each of the Issuers and Guarantors will, jointly and severally, indemnify and hold harmless each Initial Purchaser and each person, if any, who controls each Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective officers, directors, employees, affiliates, and selling agents against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser, affiliate, director, officer, employee, selling agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Initial Purchaser and each such affiliate, director, officer, employee, selling agent or controlling person for any legal or other expenses  reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee, selling agent or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuers and Guarantors shall not be liable to any Initial Purchaser in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission related to such Initial Purchaser and made in the Preliminary Offering Memorandum, the Pricing Supplement, the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers and Guarantors by any Initial Purchaser through the Representative expressly for use therein.  For purposes of this Agreement, the only information furnished in writing to the Issuers and the Guarantors by any Initial Purchaser through the Representative shall be the information set forth in the table in the first paragraph, the first sentence of the fifth paragraph, the third and fourth sentences of the seventh paragraph, the first and second sentences of the ninth paragraph, and the first and second sentences of the eleventh paragraph with respect to the Initial Purchasers under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Final Offering Memorandum.

(b)                                 Indemnification of the Issuers and the Guarantors.  Each Initial Purchaser will, severally and not jointly, indemnify and hold harmless each of the Issuers, each Guarantor, and each person, if any, who controls any of the Issuers or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and their respective officers, directors, employees, affiliates and selling agents against any losses, claims, damages or liabilities to which any Issuer, any Guarantor or any such officer, director, employee, affiliate, selling agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Pricing Supplement, the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission related to such Initial Purchaser and was made in the Preliminary Offering Memorandum, the Pricing Supplement, the Pricing Disclosure Package, any Company Additional Written Communication or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through the Representative expressly for use therein; and will reimburse any Issuer and any Guarantor, and any such officer, director, employee, affiliate, selling agent or controlling person for any legal or other expenses reasonably incurred by any Issuer, any Guarantor, or such officer, director, employee, affiliate, selling agent or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Notifications and Other Indemnification Procedures; Settlements.  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder except to the extent the indemnifying party has been materially prejudiced by such failure, and the failure to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under Sections 8(a), 8(b) and 8(c) hereof.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties (except to the extent that local counsel (in addition to any regular counsel) is required to effectively defend against any such action or proceeding).  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 Contribution.  If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Issuers and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities, in each case as set forth in the table on the cover page of the Offering Memorandum.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Guarantors on the one hand or the Initial Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Each of the Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the discounts and commissions received by such Initial Purchaser in connection with the Securities distributed by it.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations in this subsection (d) to contribute are several in proportion to their respective commitments as set forth opposite their names in Schedule I hereto and not joint.

(e)                                  Additional Liability.  The obligations of the Issuers and the Guarantors under this Section 8 shall be in addition to any liability which the respective Issuers and Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act and each broker dealer affiliate of any Initial Purchaser; and the obligations of the Initial Purchasers under this Section 8 shall be in addition to any liability which the respective Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuers and the Guarantors and to each person, if any, who controls any of the Issuers or Guarantors within the meaning of the Securities Act and the Exchange Act.

SECTION 9.                                Default of One or More of the Several Initial Purchasers.

(a)                                  If any Initial Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder on the Closing Date, the Representative may in its discretion arrange for the Representative or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Initial Purchaser, the Representative does not arrange for the purchase of such Securities, then the Issuers and the Guarantors shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, the Representative notifies the Issuers and the Guarantors that the Representative has so arranged for the purchase of such Securities, or the Issuers notify the Representative that they have so arranged for the purchase of such Securities, the Representative or the Issuers shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Memorandum, or in any other documents or arrangements, and the Issuers agree to effect whatever changes which in the Representative’s opinion may thereby be made necessary in the Offering Memorandum. The term “Initial Purchaser” as used in this Agreement shall include any person substituted under this Section 9(a) with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the Representative and the Issuers and the Guarantors as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities to be purchased on the Closing Date, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities which such defaulting Initial Purchaser agreed to purchase hereunder on the Closing Date and, in addition, to require each non-defaulting Initial Purchaser to purchase its pro rata share (based on the number of Securities which such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the Representative and the

Issuers and Guarantors as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-tenth of the aggregate number of all the Securities to be purchased on the Closing Date, or if the Issuers shall not exercise their rights described in subsection (b) above to require non-defaulting Initial Purchasers to purchase Securities of a defaulting Initial Purchaser or Initial Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Initial Purchaser or the Issuers and Guarantors, except for the expenses to be borne by the Issuers and the Guarantors and the Initial Purchasers as provided in Section 4 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Initial Purchaser from liability for its default.

SECTION 10.                          Amendments and Waivers.  This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

SECTION 11.                          Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 12.                          Representations and Indemnities to Survive Delivery.  The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantors, and the several Initial Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Initial Purchaser or any controlling person of any Initial Purchaser, or the Issuers, or any of the Guarantors, or any officer or director or controlling person of the Issuers or Guarantors, and shall survive delivery of and payment for the Securities.

SECTION 13.                          Authority of the Representative.  Any action by the Initial Purchasers hereunder may be taken by Merrill Lynch on behalf of the Initial Purchasers, and any such action taken by Merrill Lynch shall be binding upon the Initial Purchasers.

SECTION 14.                          Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Initial Purchasers shall be delivered or sent by mail, telex or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, Facsimile: (646) 855 3073, Attention: Syndicate Department, with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, Facsimile: (212) 859-4000, Attention: Valerie Ford Jacob, Esq. and Michael A. Levitt, Esq., and if to the Issuers or the Guarantors shall be delivered or sent by mail, telex or facsimile transmission to the address of the Issuers set forth in the Offering Memorandum, Attention: Matthew Haltom, Vice President, Assistant Secretary and Deputy General Counsel, with a copy (which shall not constitute notice) to Alston & Bird LLP, One Atlanta Center, 1201 West Peachtree Street, Atlanta Georgia, 30309-3424, Attn: Scott Ortwein; provided, however, that any notice to an Initial Purchaser pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its Initial Purchaser’s Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Issuers or the Guarantors by the Representative upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.  Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

SECTION 15.                          Successors.  This Agreement shall be binding upon, and inure solely to the benefit of, the Initial Purchasers, the Issuers and the Guarantors and, to the extent provided in Sections 6 and 8 hereof, the officers and directors of the Issuers and the Guarantors and each person who controls any Issuer, any Guarantor or any of the Initial Purchasers, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No Subsequent Purchaser or other purchaser of any of the Securities from any Initial Purchaser shall be deemed a successor or assign by reason merely of such purchase.

SECTION 16.                          Time is of the Essence.  Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington D.C. is open for business.

SECTION 17.                          No Advisory or Fiduciary Responsibility.  Each of the Issuers and the Guarantors acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers and the Guarantors, on the one hand, and the several Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction, each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Issuers and the Guarantors, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Issuers or the Guarantors with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchasers has advised or is currently advising the Issuers or the Guarantors on other matters) or any other obligation to the Issuers or the Guarantors except the obligations expressly set forth in this Agreement and (iv) the Issuers and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate.  Each of the Issuers and the Guarantors agrees that it will not claim that the Initial Purchasers, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuers or the Guarantors, in connection with such transaction or the process leading thereto.

SECTION 18.                          Initial Purchasers Are Full Service Securities Firms.  The Issuers and Guarantors acknowledges that each Initial Purchaser is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

SECTION 19.                          USA PATRIOT Act.  In accordance with the requirements of the USA PATRIOT Act (Title III of Public Law 107-56 (signed into law October 26, 2001)), each Initial

Purchaser is required to obtain, verify and record information that identifies its clients, including the Issuers, which information may include the name and address of their respective clients, as well as other information that will allow each Initial Purchaser to properly identify its respective clients.

SECTION 20.                          Entire Agreement.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers, the Guarantors and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

SECTION 21.                          Governing Law Provisions.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 22.                          Waiver of Jury Trial.  Each of the Issuers, the Guarantors and the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 23.                          General Provisions.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.  The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by the Representative, on behalf of each of the Initial Purchasers, this Agreement and such acceptance hereof shall constitute a binding agreement between each of the Initial Purchasers, each of the Issuers and each of the Guarantors.  It is understood that acceptance of this Agreement by the Representative on behalf of each of the Initial Purchasers is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Issuers and the Guarantors for examination upon request, but without warranty on the Representative’s part as to the authority of the signers thereof.

Very truly yours,

SALLY HOLDINGS LLC

By:	/s/ Mark J. Flaherty
Name: Mark J. Flaherty
Title: Senior Vice President and CFO

SALLY CAPITAL INC.

By:	/s/ Mark J. Flaherty
Name: Mark J. Flaherty
Title: Senior Vice President and CFO

ARMSTRONG McCALL HOLDINGS L.L.C.

BEAUTY HOLDING LLC

SALLY BEAUTY INTERNATIONAL FINANCE LLC

DIORAMA SERVICES COMPANY, LLC

SALLY BEAUTY DISTRIBUTION LLC

BEAUTY SYSTEMS GROUP LLC

SALLY BEAUTY SUPPLY LLC

ARMSTRONG McCALL MANAGEMENT L.C.

SALON SUCCESS INTERNATIONAL, L.L.C.

ARMSTRONG McCALL, L.P.

ARMSTRONG McCALL HOLDINGS, INC.

BRENTWOOD BEAUTY LABORATORIES INTERNATIONAL, INC.

BEYOND THE ZONE, INC.

COLORESSE, INC.

ENERGY OF BEAUTY, INC.

ESTHETICIAN SERVICES, INC.

FOR PERMS ONLY, INC.

HIGH INTENSITY PRODUCTS, INC.

ION PROFESSIONAL PRODUCTS, INC.

LAND OF DREAMS, INC.

MIRACLE LANE, INC.

VENIQUE, INC.

NAIL LIFE, INC.

NEW IMAGE PROFESSIONAL PRODUCTS, INC.

PROCARE LABORATORIES, INC.

SALLY BEAUTY DISTRIBUTION OF OHIO, INC.

SATIN STRANDS, INC.

SEXY U PRODUCTS, INC.

SILK ELEMENTS, INC.

TANWISE, INC.

SOREN ENTERPRISES, INC.

POWER IQ, INC.

DESIGN LENGTHS, INC.

FEMME COUTURE INTERNATIONAL, INC.

GENERIC VALUE PRODUCTS, INC.

INNOVATIONS – SUCCESSFUL SALON SERVICES

ARNOLDS, INC.

NEKA SALON SUPPLY, INC.

AERIAL COMPANY, INC.,

as Guarantors

By:	/s/ Mark J. Flaherty
Name: Mark J. Flaherty
Title: Senior Vice President and CFO

[Signature Page — Purchase Agreement —Guarantors]

SALLY BEAUTY HOLDINGS, INC.
(for purposes of Section 3(h))

By:	/s/ Mark J. Flaherty
Name: Mark J. Flaherty
Title: Senior Vice President and CFO

The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Adam Cady
Name: Adam Cady
Title: Managing Director

Credit Suisse Securities (USA) LLC

By:	/s/ Sarah Marie Martin
Name: Sarah Marie Martin
Title: Managing Director

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.

J.P. Morgan Securities LLC

By:	/s/ Uri Birkenfeld
Name: Uri Birkenfeld
Title: Vice President

Wells Fargo Securities, LLC

By:	/s/ David Gillespie
Name: David Gillespie
Title: Managing Director

SCHEDULE I

Initial Purchasers	Aggregate Principal Amount of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$150,000,000
Credit Suisse Securities (USA) LLC	150,000,000
Goldman, Sachs & Co.	150,000,000
J.P. Morgan Securities LLC	150,000,000
Wells Fargo Securities, LLC	150,000,000

Total	$750,000,000

I-1

SCHEDULE II

Name of Subsidiary	Jurisdiction
Beauty Systems Group LLC	Delaware
Armstrong McCall Holdings, Inc.	Texas
Arnolds, Inc.	Arkansas
Armstrong McCall Holdings, L.L.C.	Delaware
Armstrong McCall Management, L.C.	Texas
Armstrong McCall, L.P.	Texas
Innovations-Successful Salon Services	California
Procare Laboratories, Inc.	Delaware
Neka Salon Supply, Inc.	New Hampshire
Salon Success International, LLC	Florida
Aerial Company, Inc.	Wisconsin
Sally Beauty Supply LLC	Delaware
Diorama Services Company, LLC	Delaware
Sally Capital Inc.	Delaware
Sally Beauty Distribution LLC	Delaware
Sally Beauty International Finance LLC	Delaware
Beauty Holding LLC	Delaware
Beyond the Zone, Inc.	Delaware
Silk Elements, Inc.	Delaware
High Intensity Products, Inc.	Delaware
Nail Life, Inc.	Delaware
Sexy U Products, Inc.	Delaware
For Perms Only, Inc.	Delaware
Energy of Beauty, Inc.	Delaware
Miracle Lane, Inc.	Delaware
Tanwise, Inc.	Delaware
Satin Strands, Inc.	Delaware
Brentwood Beauty Laboratories International, Inc.	Texas
Ion Professional Products, Inc.	Delaware
New Image Professional Products, Inc.	Delaware
Esthetician Services Inc.	Delaware
Femme Couture International, Inc.	Delaware
Generic Value Products, Inc.	Delaware
Venique, Inc.	Delaware
Land of Dreams, Inc.	Delaware
Coloresse, Inc.	Delaware
Design Lengths, Inc.	Delaware
Power IQ, Inc.	Delaware
Soren Enterprises, Inc.	Delaware
Sally Beauty Distribution of Ohio, Inc.	Delaware
Sally Beauty International, Inc.	Delaware

Sally Beauty Supply BV	Netherlands
Pro-Duo Deutschland GmbH	Germany
Sally Beauty Canada Holdings LLC	Delaware
SBCBSG Company de Mexico, s. de R.I. de C.V.	Mexico
SBIFCO Company de Mexico, S.A. de C.V.	Mexico
Sally Beauty International Holdings, C.V.	Netherlands
Sally International Holdings LLC	Delaware
Sally Beauty Holdings LP	Bermuda
Sally EURO Holdings LLC	Delaware
Sally CAN Holdings LLC	Delaware
Sally GBP Holdings LLC	Delaware
Gen X Beauty LLC	Delaware
Sally Beauty Worldwide Holdings BV	Netherlands
SBH Finance B.V.	Netherlands
Sally Beauty de Puerto Rico, Inc.	Puerto Rico
Sally Beauty Global Holdings BV	Netherlands
Sally Beauty Colombia S.A.S.	Colombia
BSG Canada Holdings Company	Nova Scotia
SBH Netherlands Cooperatief U.A.	Netherlands
Beauty Systems Group (Canada), Inc.	New Brunswick
Salon Success BV	Netherlands
Sally Salon Services (Ireland) Ltd	Ireland
Pro-Duo Spain SL	Spain
Salon del Exito, S.L.	Spain
Sally UK Holdings Limited	England
Sally Salon Services Ltd	England
MHR Limited	England
Sally Chile Holding SpA	Chile
Sinelco Group BVBA	Belgium
Sinelco International BVBA	Belgium
Sinelco Italiana SRL	Italy
Sinelco France SAS	France
Salon Services (Hair and Beauty Supplies) Ltd	Scotland
Salon Services Franchising Ltd	Scotland
Salon Success Limited	England
Ogee Limited	England
Pro-Duo NV	Belgium
Pro-Duo France SAS	France
Vigox BVBA	Belgium
Montane Importaciones, S.L.	Spain
Pro-Duo Nederland BV	Netherlands
Wacos NV	Belgium
Ainat Lilibeth, S.L.	Spain

HUSH BVBA	Belgium
Kapperscentrale Bauwens N.V.	Belgium
Kapersservice Floral B.V.	Netherlands
Exphair B.V.	Netherlands
Hair Zone B.V.	Netherlands

ANNEX I

Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act.  Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as are permitted by and include the statements required by Regulation S.

Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance upon Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect.  Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

A-I-1